===============================================================================


                               UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON D.C. 20549

                    ___________________________________


                                 FORM 8-K



                              CURRENT REPORT
                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934



             Date of Report (Date of earliest event reported):
                               July 27, 1994

                    _____________________________________

                                TEXACO INC.
          (Exact name of registrant as specified in its charter)



         Delaware                       1-27               74-1383447
(State or other jurisdiction of   (Commission File      (I.R.S. Employer
       incorporation)                  Number)        Identification Number)

     2000 Westchester Avenue,                                 10650
      White Plains, New York                                (Zip Code)
(Address of principal executive offices)



                                 (914) 253-4000

              (Registrant's telephone number, including area code)



===============================================================================

Item 5. Other Events
- --------------------

1. On July 27, 1994, the Registrant announced that it will commence a stock repurchase program to buy up to 6 million shares of its common stock through open market transactions. Subject to market conditions and applicable regulatory requirements, the stock repurchase program is expected to be completed not later than the second quarter of 1995.

     In this connection, on July 27, 1994, the registrant issued a press release entitled "Texaco Inc. Announces Beginning of Stock Repurchase Program," a copy of which is attached hereto as Exhibit 99.1 and made a part of hereof.



Item 7. Financial Statement, Pro Forma Financial Information and
- ----------------------------------------------------------------
Exhibits
- --------

(c)  Exhibits

     99.1 Copy of press release issued by Texaco Inc., dated July 27, 1994 entitled "Texaco Inc.
          Announces Beginning of Stock Repurchase
          Program."

                                SIGNATURES
                                ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                                TEXACO INC.
                                            -------------------
                                               (Registrant)





                                        By:      R. E. KOCH
                                             ---------------------
                                              (Assistant Secretary)





Date:  July 28, 1994
       --------------